                             JOINT FILING AGREEMENT

    In accordance with Rule 13d-1(f) under the Securities Exchange Act, as amended, the undersigned hereby agree to the joint filing on behalf of each of them on a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $.008 per share, of Ibis Technology Corporation and that this Agreement be included as an Exhibit to such joint filing.

    IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 5th day of November, 1996.


                       WHEATLEY PARTNERS, L.P.
                       By:  Wheatley Partners LLC, General Partner

                       By:  s/Barry Rubenstein
                          ---------------------------------------------
                            Barry Rubenstein, Chief Executive Officer

                       WHEATLEY PARTNERS LLC

                       By:  s/Barry Rubenstein
                          ---------------------------------------------
                            Barry Rubenstein, Chief Executive Officer

                            s/Barry  Rubenstein
                          ---------------------------------------------
                            Barry Rubenstein, Individually

                            s/Irwin Lieber
                          ---------------------------------------------
                            Irwin Lieber, Individually

                            s/Barry Fingerhut
                          ---------------------------------------------
                            Barry Fingerhut, Individually

                            s/Seth Lieber
                          ---------------------------------------------
                            Seth Lieber, Individually

                            s/Jonathan Lieber
                          ---------------------------------------------
                            Jonathan Lieber, Individually

                            s/Matthew A. Smith
                          ---------------------------------------------
                            Matthew A. Smith, Individually


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